OTHER NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
OTHER NON-CURRENT ASSETS
Schedule of other non-current assets

	2022	2023
Prepaid frequency license fees - net of current portion (Note 33c.i)	1,291	1,987
Prepaid expenses	446	984
Prepaid taxes - net of current portion (Note 28a)	268	967
Claims for tax refund - net of current portion (Note 28b)	353	639
Advances	781	368
Security deposits	144	159
Others (each below Rp100 billion)	340	329
Total	3,623	5,433